Exhibit 99.1

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 15, 2015
Quarterly Collection Period Ending:	September 6, 2015
Quarterly Payment Date:	October 26, 2015

Debt Service Coverage Ratios and Senior ABS Leverage

		Senior ABS Leverage	Quarterly DSCR
Current Period		5.53 x	3.90 x

One Period Prior		3.83 x	4.02 x

Two Periods Prior		3.92 x	4.23 x

Three Periods Prior		4.21 x	3.94 x

System Performance

Domestic

	Franchise	Company-Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period	4,722	376	5,098
Store Openings during Quarterly Collection Period	23	1	24
Store Transfers during Quarterly Collection Period	—	—	—
Permanent Store Closures during Quarterly Collection Period	(10)	—	(10)

Net Change in Open Stores during Quarterly Collection Period	13	1	14
Open Stores at end of Quarterly Collection Period	4,735	377	5,112

International

	Franchise	Company-Owned	Total International
Open Stores at end of prior Quarterly Collection Period	6,827	—	6,827
Store Openings during Quarterly Collection Period	201	—	201
Permanent Store Closures during Quarterly Collection Period	(21)	—	(21)

Net Change in Open Stores during Quarterly Collection Period	180	—	180
Open Stores at end of Quarterly Collection Period	7,007	—	7,007

	Franchise	Company-Owned	International
Same-Store Sales Growth for Quarterly Collection Period	10.4%	11.5%	7.7%

Potential Events

Material Concern
i. Potential Rapid Amortization Event			No
ii. Potential Manager Termination Event			No

Cash Trapping

Date of
		Commenced	Commencement
i. a. Partial Cash Trapping Period		No	N/A

b. Full Cash Trapping Period		No	N/A

ii. Series 2012-1 Cash Trapping Percentage during Quarterly Collection Period			N/A

iii Series 2012-1 Cash Trapping Percentage following current Quarterly Payment Date			N/A

iv. Series 2012-1 Cash Trapping Percentage during prior Quarterly Collection Period			N/A

v. Series 2012-1 Partial Cash Trapping Release Event			N/A

vi. Series 2012-1 Full Cash Trapping Release Event			N/A

Occurrence Dates
Date of
		Commenced	Commencement
i. Rapid Amortization Event		No	N/A

ii. Default		No	N/A

iii. Event of Default		No	N/A

iv. Manager Termination Event		No	N/A

Non-Amortization Test
Date of
		Commenced	Commencement
i. Non-Amortization Period		No	N/A

Extension Periods
Date of
		Commenced	Commencement
i. Series 2012-1 Class A-1 first renewal period		No	N/A

ii. Series 2012-1 Class A-1 second renewal period		No	N/A

Allocation of Funds
1. Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:
i. Outstanding Principal Balances
a. Advances Under Series 2012-1 Class A-1 Notes	$—

b. Series 2012-1 Class A-2 Notes	$1,521,843,750.00

c. Senior Subordinated Notes	$—

d. Subordinated Notes	$—

ii. Reserve Account Balances
a. Available Senior Notes Interest Reserve Account Amount (1)	$20,783,992.50

b. Available Senior Subordinated Notes Interest Reserve Account Amount	$—

c. Available Cash Trap Reserve Account Amount (1)	$—

2. Retained Collections for Current Quarterly Payment Date:
i. Franchisee Payments
a. Domestic Continuing Franchise Fees	$108,725,340.54

b. International Continuing Franchise Fees	$32,844,729.24

c. Initial Franchise Fees	$—

d. Other Franchise Fees	$—

e. PULSE Maintenance Fees	$156,382.29

f. PULSE License Fees	$389,850.00

g. Technology Fees	6,327,618.43

h. Franchisee Insurance Proceeds	$—

i. Other Franchisee Payments	$—

ii. Company-Owned Stores License Fees	$4,634,273.34

iii. Third-Party License Fees	$—

iv. Product Purchase Payments	$334,633,690.72

v. Co-Issuers Insurance Proceeds	$—

vi. Asset Disposition Proceeds	$602.40

vii. Excluded Amounts	$259,212.27

viii. Other Collections	$137,115.00

ix. Investment Income	$11,910.12

x. HoldCo L/C Agreement Fee Income	$346,044.48

Less:
xiii. Excluded Amounts	$58,070,969.99

a. Advertising Fees	$57,811,757.72

b. Company-Owned Store Advertising Fees	$—

c. Third-Party Matching Expenses	$259,212.27

xiv. Product Purchase Payments	$334,633,690.72

xiv. Bank Account Expenses	$35,662.98

Plus:
xvi. Aggregate Weekly Distributor Profit Amount	$24,059,564.54

xvii. Retained Collections Contributions	$—

xviii. Total Retained Collections	$119,786,009.68

3. Adjusted Net Cash Flow for Current Quarterly Payment Date:
i. Retained Collections for Quarterly Collection Period	$119,786,009.68

Less:
ii. Servicing Fees, Liquidation Fees and Workout Fees	$78,266.94

iii. Securitization Entities Operating Expenses paid during Quarterly Collection Period	$206,603.18

iv. Weekly Manager Fee Amounts paid during Quarterly Collection Period	$13,575,453.28

v. Manager Advances Reimbursement Amounts	$—

vi. PULSE Maintenance Fees	$156,382.29

vii. Technology Fees	$6,327,618.43

viii. Administrative Expenses	$25,000.00

vix. Investment Income	$11,910.12

vx. Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$—

viii. Net Cash Flow for Quarterly Collection Period	$99,404,775.44

ix. Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$1,183,390.18

x. Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year	93

xi. Adjusted Net Cash Flow for Quarterly Collection Period	$109,759,439.55

1. Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

4. Debt Service / Payments to Noteholders for Current Quarterly Payment Date:
i. Required Interest on Senior and Senior Subordinated Notes
Series 2012-1 Class A-1 Quarterly Interest	$358,346.37

Series 2012-1 Class A-2 Quarterly Interest	$19,844,842.50

Series 2012-1 Senior Subordinated Quarterly Interest	$—

ii. Required Principal on Senior and Senior Subordinated Notes
Series 2012-1 Class A-2 Quarterly Scheduled Principal	$7,875,000.00

Series 2012-1 Senior Subordinated Scheduled Principal	$—

iii. Other
Series 2012-1 Class A-1 Quarterly Commitment Fees	$70,649.83

iv. Total Debt Service	$28,148,838.70

v. Other Payments to Noteholders Relating to Notes
Series 2012-1 Subordinated Quarterly Interest	$—

Series 2012-1 Subordinated Quarterly Scheduled Principal	$—

Series 2012-1 Class A-1 Quarterly Contingent Additional Interest	$—

Series 2012-1 Class A-2 Quarterly Contingent Additional Interest	$—

Senior Subordinated Quarterly Contingent Additional Interest	$—

Subordinated Quarterly Contingent Additional Interest	$—

5. Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:
i. All available deposits in Series 2012-1 Class A-1 Distribution Account	$463,735.04

ii. All available deposits in Series 2012-1 Class A-2 Distribution Account	$27,719,842.50

iii. All available deposits in Senior Subordinated Distribution Account	$—

iv. All available deposits in Subordinated Distribution Account	$—

v. Total on Deposit in Distribution Accounts	$28,183,577.54

6. Distributions for Current Quarterly Payment Date:
Series 2012-1 Class A-1 Distribution Account
i. Payment of interest and fees related to Series 2012-1 Class A-1 Notes	$463,735.04

ii. Indemnification and Real Estate Disposition Proceeds Payments to reduce commitments under Series 2012-1 Class A-1 Notes	$—

iii. Principal payments to Series 2012-1 Class A-1 Notes	$—

iv. Payment of Series 2012-1 Class A-1 Notes Breakage Amounts	$—

Series 2012-1 Class A-2 Distribution Account
i. Payment of interest related to Series 2012-1 Class A-2 Notes	$19,844,842.50

ii. Indemnification and Real Estate Disposition Proceeds payments to Series 2012-1 Class A-2 Notes	$—

iii. Principal payment to Series 2012-1 Class A-2 Notes	$7,875,000.00

iv. Make-Whole Premium related to Series 2012-1 Class A-2 Notes	$—

Senior Subordinated Distribution Account
i. Payment of interest related to Senior Subordinated Notes	$—

ii. Indemnification and Real Estate Disposition Proceeds payments to Senior Subordinated Notes	$—

iii. Principal payment to Senior Subordinated Notes	$—

iv. Make-Whole Premium related to Senior Subordinated Notes	$—

Subordinated Distribution Account
i. Payment of interest related to Subordinated Notes	$—

ii. Indemnification and Real Estate Disposition Proceeds payments to Subordinated Notes	$—

iii. Principal payment to Subordinated Notes	$—

iv. Make-Whole Premium related to Subordinated Notes	$—

Total Allocations from Distribution Accounts	$28,183,577.54

7. Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period	$2,550.00

ii. Less draws on / releases from Available Senior Notes Interest Reserve Account Amount	$—

iii. Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount	$2,550.00

8. Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period	$—

ii. Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount	$—

iii. Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount	$—

9. Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$—

ii. Less draws on Available Cash Trap Reserve Account Amount	$—

iii. Less Cash Trapping Release Amount	$—

iv. Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$—

10. Real Estate Disposition Proceeds
i. Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$—

ii. Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$—

11. Scheduled Principal Catch-Up Amounts
i. Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Prior Quarterly Payment Date	$—

ii. Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Current Quarterly Payment Date	$—

12. Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):
i. Series 2012-1 Class A-1 Notes	$46,233,622.00

ii. Series 2012-1 Class A-2 Notes	$1,513,968,750.00

iii. Senior Subordinated Notes	$—

iv. Subordinated Notes	$—

v. Reserve account balances:
a. Available Senior Notes Interest Reserve Account Amount	$20,786,542.50

b. Available Senior Subordinate Notes Interest Reserve Account Amount	$—

c. Available Cash Trap Reserve Account Amount	$—

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement
this	October 21, 2015

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:
Steven J. Goda - Assistant Treasurer